Exhibit 10.9

SECOND OMNIBUS AMENDMENT TO LOAN AGREEMENT

AND OTHER LOAN DOCUMENTS

(MEZZANINE A LOAN)

THIS SECOND OMNIBUS AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (MEZZANINE A LOAN), effective as of February 26, 2008 (this “Amendment”), between BROADWAY 500 WEST MONROE MEZZ I LLC, a Delaware limited liability company (“Borrower”), and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company (“Lender”).

W I T N E S S E T H:

WHEREAS, Lender and Borrower are parties to that certain Mezzanine A Loan Agreement dated as of July 11, 2007 (the “Original Loan Agreement”), pursuant to which Lender advanced to Borrower an Initial Advance (as defined in the Loan Agreement) in the principal amount of $49,100,000.00 and pursuant to which Lender agreed to make Future Advances (as defined in the Loan Agreement) to Borrower pursuant to the terms of the Loan Agreement in the principal amount of up to $16,500,000.00 (the Initial Advance and any Future Advances are collectively referred to herein as the “Original Loan”), as evidenced by that certain Promissory Note dated July 11, 2007, from Borrower to Lender in the principal amount of up to $65,600,000.00 (the “Original Note”);

WHEREAS, effective as of August 15, 2007, Borrower and Lender entered into that certain First Omnibus Amendment to Loan Agreement and Other Loan Documents (Mezzanine A Loan) (the “First Amendment”) collectively with the Original Loan Agreement, the “Loan Agreement”) pursuant to which Lender advanced to Borrower additional Loan proceeds in the amount Of $10,000,000.00 such that the outstanding principal amount of the Loan effective as of August 15, 2007 was $59,100,000.00 and the maximum amount of the Loan that may be advanced to Borrower under the Loan Agreement was $75,600,000.00, as evidenced by that certain Promissory Note effective as of August 15, 2007, in the principal amount of up to Seventy-Five Million Six Hundred Thousand and No/1000 Dollars ($75,600,000,000.00) made by Borrower to Lender (the “Amended and Restated Note”);

WHEREAS, Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company, as mezzanine lender (“Mezzanine B Lender”), and Broadway 500 West Monroe Mezz II LLC, a Delaware limited liability company, as mezzanine borrower (“Mezzanine B Borrower”), are parties to that certain Loan Agreement dated as of July 11, 2007, as amended by that certain First Amendment to Mezzanine B Loan Agreement (collectively, the “Mezzanine B Loan Agreement”), pursuant to which Mezzanine B Lender made a loan to Mezzanine B Borrower in the original principal amount of $36,200,000.00 (the “Mezzanine B Loan”);

WHEREAS, the Mezzanine B Loan is evidenced by that certain Promissory Note (Mezzanine B) dated July 11, 2007, from Mezzanine B Borrower to Mezzanine B Lender in the principal amount of $36,200,000.00 (the “Original Mezzanine B Note”);

WHEREAS, Lender and Borrower have agreed to “resize” the Original Loan and, in order to effectuate such “resizing”, Borrower has partially prepaid the outstanding principal amount of the Original Loan on or prior to the date hereof in the amount of $14,100,000.00 (the “Partial Prepayment”) such that the outstanding principal amount of the Loan as of the date hereof is $45,000,000.00;

WHEREAS, in connection with the “resizing” of the Loan, Mezzanine B Lender and Mezzanine B Borrower have agreed to “resize” the Mezzanine B Loan and, in order to effectuate such “resizing”, Mezzanine B Lender has advanced to Mezzanine B Borrower on the date hereof additional Mezzanine B Loan proceeds in the principal amount of $14,100,000.00 (the “Mezzanine B Loan Increase”) such that the outstanding principal amount of the Mezzanine B Loan as of the date hereof is $50,300,000.00, and such Mezzanine B Loan Increase has been contributed from Mezzanine B Borrower to Borrower in order to make the Partial Prepayment to Lender;

WHEREAS, in order to reflect the Partial Prepayment, Lender and Borrower have entered into that certain Second Amended and Restated Promissory Note (Mezzanine A Loan) effective as of the date hereof, in the principal amount of up to $61,500,000.00 (as the same may be amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time, the “Second Amended and Restated Note”);

WHEREAS, in order to reflect the Mezzanine B Loan Increase, Mezzanine B Lender and Mezzanine B Borrower have entered into (i) that certain Amended and Restated Promissory Note (Mezzanine B Loan) effective as of the date hereof, in the principal amount of $50,300,000.00, and (ii) that certain Second Omnibus Amendment to Loan Agreement and Other Loan Documents (Mezzanine B Loan) effective as of the date hereof;

WHEREAS, in order to, among other things, reflect the Partial Prepayment and the Second Amended and Restated Note, Borrower and Lender have agreed to amend the Loan Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in pursuance of such agreement and for good and valuable consideration, Borrower and Lender hereby agree as follows:

1. Unless otherwise defined in this Amendment, capitalized terms used herein shall have their defined meanings set forth in the Loan Agreement.

2. The definition of Initial Advance is hereby deleted in its entirety and the following substituted therefor:

“Initial Advance” shall mean, collectively, the initial advance of the Loan made by Lender to Borrower pursuant to this Agreement on July 11, 2007, in the principal amount of Forty-Nine Million One Hundred Thousand and No/100 Dollars ($49,100,000.00) and the additional advance of the Loan made by Lender to Borrower pursuant to the First Omnibus Amendment to Loan Agreement and Other Loan Documents (Mezzanine A Loan) effective as of August 15, 2007, in the principal amount of Ten Million and No/100 Dollars ($10,000,000.00), less the amount paid by Borrower

pursuant to the Second Omnibus Amendment to Loan Agreement and Other Loan Documents (Mezzanine A Loan) dated as of February         , 2008 in the principal amount of Fourteen Million One Hundred Thousand and No/100 Dollars ($14,100,000.00). The aggregate outstanding principal amount of the Initial Advance as of February         , 2008, is $45,000,000.00.

3. The definition of Note is hereby deleted in its entirety and the following substituted therefor:

“Note” shall mean that certain Second Amended and Restated Promissory Note (Mezzanine A Loan) effective as of February 26, 2008 in the principal amount of up to Sixty-One Million Five Hundred Thousand and 00/100 Dollars ($61,500,000.00), or so much thereof as may be advanced to Borrower pursuant to the terms of this Agreement, made by Borrower in favor of Lender, as the same may be further amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.

4. The definition of Initial Advance Eurodollar Spread is hereby deleted in its entirety and replaced with the following:

““Initial Advance Eurodollar Spread” shall mean 145.0 basis points (1.45%).”

5. The following definition of “LIBOR Loan” is hereby added to Section 1.1 of the Loan Agreement after the definition of “LIBOR Determination Date”:

““LIBOR Loan” shall mean the Loan at any time in which the Applicable Interest Rate is calculated at LIBOR.”

6. All references in each of the Loan Documents to the Loan Agreement shall be deemed to be a reference to the Loan Agreement as amended by this Amendment. All references in each of the Loan Documents to the Note shall be deemed to be a reference to the “Note” as defined in Section 3 above.

7. The Lender hereby recognizes and accepts the Partial Prepayment and waives any applicable Spread Maintenance Premium, any Breakage Costs and/or any other fees and charges in connection therewith.

8. Borrower and Lender hereby acknowledge and agree that the outstanding principal amount of the Loan as of the date hereof is $45,000,000.00. The amount of the Future Advance is not affected by this Amendment.

9. As amended by this Amendment and the Second Amended and Restated Note, all terms, covenants and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect. The obligations of Broadway Partners Parallel Fund B III, L.P., Broadway Partners Parallel Fund P III, L.P., and Broadway Partners Real Estate Fund III, L.P. (collectively, “Guarantor”), under that certain Guaranty of Recourse Obligations of

Borrower (Mezzanine A Loan) dated as of July 11, 2007 (the “Guaranty”), shall not be released, diminished, impaired, reduced or adversely affected by this Amendment or the Second Amended and Restated Note, and all obligations of Guarantor thereunder shall remain in full force and effect, and Guarantor hereby waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment and the Second Amended and Restated Note.

10. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

11. This Amendment shall inure to the benefit of and be binding upon Borrower and Lender, and their respective successors and assigns.

12. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

13. The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference herein as if the text of such Section were set forth in its entirety herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

LENDER:

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company

By:	/s/ Steven R. Maeglin
	Name:	Steven R. Maeglin
	Title:	Vice President

[ADDITIONAL SIGNATURE ON IMMEDIATELY FOLLOWING PAGE]

Second Omnibus Amendment to Loan Agreement (Mezzanine A Loan)

BORROWER:

BROADWAY 500 WEST MONROE MEZZ I LLC, a Delaware limited liability company

By:	/s/ Illegible
Name:
Title:

Second Omnibus Amendment to Loan Agreement (Mezzanine A Loan)

The undersigned (on behalf of itself and its successors and assigns) hereby acknowledge and agree to this Amendment and the provisions set forth in Section 8 of this Amendment, and reaffirm their obligations under the Guaranty and agree that such Guaranty and their obligations thereunder shall continue and remain in full force and affect, as such obligations have been expressly modified by this Amendment.

GUARANTOR:

BROADWAY PARTNERS PARALLEL FUND B III, L.P., a Delaware limited partnership

By:	Broadway Partners Fund GP III, L.P., a Delaware limited partnership, its general partner

	By:	Broadway Partners Fund GP III, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Illegible
Name:
Title:

[ADDITIONAL SIGNATURES ON IMMEDIATELY FOLLOWING PAGE]

Second Omnibus Amendment to Loan Agreement (Mezzanine A Loan)

BROADWAY PARTNERS REAL ESTATE FUND III, L.P., a Delaware limited partnership

By:	Broadway Partners Fund GP III, L.P., a Delaware limited partnership, its general partner

	By:	Broadway Partners Fund GP III, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Illegible
Name:
Title:

BROADWAY PARTNERS PARALLEL FUND P III, L.P., a Delaware limited partnership

By:	Broadway Partners Fund GP III, L.P., a Delaware limited partnership, its general partner

	By:	Broadway Partners Fund GP III, LLC, a Delaware limited liability company, its general partner

		By:	/s/ Illegible
Name:
Title:

Second Omnibus Amendment to Loan Agreement (Mezzanine A Loan)